UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2007
GREATER BAY BANCORP
___________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)
California	0-25034	77-0387041
___________________________________________________________________________________________________________

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 University Avenue, 6th Floor, East Palo Alto, CA	94303
_______________________________________________________________________	______________________________
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (650) 813-8200

NA
___________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On March 1, 2007, the Compensation Committee (the "Committee") of the Greater Bay Bancorp (the "Company") Board of Directors approved 2007 base salaries and 2006 annual bonus awards for the executive officers who were named in the Summary Compensation Table of the Company's 2006 Proxy Statement (the "Named Executive Officers").

Base Salaries for 2007. Except in the case of Ms. Anderson, in determining 2007 base salaries for the Named Executive Officers, the Committee included an adjustment in the amount of $12,000 to replace an annual car allowance of the same amount, which had been paid previously to these officers. This car allowance was discontinued at the time of the salary adjustment. The base salaries for the Named Executive Officers are as follows:

	2007	2006
Byron Scordelis, President and CEO	$750,000	$750,000
James Westfall, EVP and CFO	$380,000	$365,000
Colleen Anderson, EVP, Community Banking	$400,000	$365,000
Ken Shannon, EVP and Chief Risk Officer	$340,000	$325,000
Peggy Hiraoka, EVP, Human Resources	$285,000	$270,000

Annual Bonus for 2006. The Committee determined the annual bonus awards for the Named Executive Officers under the Company's 2005 Executive Incentive Plan (the "Plan"). As set forth in the Plan, the maximum pool of funds available for awards under the Plan for purposes of Internal Revenue Code Section 162(m) is 2.5% of the Company's operating cash flow for the applicable fiscal year. Actual incentive award payments were based on the Committee's assessment of the Company's and each executive's performance measured against objective and subjective performance criteria established by the Committee in March 2006, reduced by the Committee's exercise of negative discretion. In its assessment, the Committee also accepted the Chief Executive Officer's recommendation that he receive no bonus and exercised its negative discretion to reduce the bonus that would otherwise have been paid to him under the Plan's formula to zero. Accordingly, the bonus amounts for service in 2006 were as follows:

James Westfall, EVP and CFO	$180,000
Colleen Anderson, EVP, Community Banking	$180,000
Ken Shannon, EVP and Chief Risk Officer	$200,000
Peggy Hiraoka, EVP, Human Resources	$165,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2007

GREATER BAY BANCORP

By: /s/ Linda M. Iannone

Linda M. Iannone

Senior Vice President, General Counsel and Secretary